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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2003


                           JAMES CABLE PARTNERS, L.P.
                            JAMES CABLE FINANCE CORP.

             (Exact name of registrant as specified in its charter)


           Delaware                      333-35183              38-2778219
           Michigan                     333-35183-01            38-3182724
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)

                        38710 Woodward Avenue, Suite 180
                        Bloomfield Hills, Michigan 48304
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 647-1080

          (Former name or former address, if changed since last report)



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ITEM 3.           BANKRUPTCY OR RECEIVERSHIP.

On June 26, 2003, James Cable Partners, L.P. ("James Cable") and James Cable Finance Corp., a wholly-owned subsidiary of James Cable ("James Cable Finance", and together with James Cable, the "Company"), filed separate petitions for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Middle District of Georgia (the "Bankruptcy Court") (Case nos. 03-52842 and 03-52843). (It is anticipated that these cases will be jointly administered.)

The bankruptcy filings are intended to allow the Company to operate its business in the normal fashion under court protection while it seeks to implement the restructuring plan described below. Certain creditors (including trade creditors, certain content providers, and governmental entities that have issued franchises to James Cable), should be unaffected by the Plan and the Company's restructuring. The Company expects to service its cable and Internet subscribers without interruption. Assuming prompt confirmation of the Plan, the Company anticipates that it will complete its restructuring and emerge from Chapter 11 by October 2003.

Underscoring the Company's goal of completing its reorganization and emerging from Chapter 11 as quickly as possible, the bankruptcy filings included a proposed plan of reorganization (the "Plan") and a form of disclosure statement (the "Disclosure Statement"). Moreover, in conjunction with the bankruptcy filing, the Company reached an agreement with its existing secured lenders (the "Lenders") to use cash collateral which, upon Bankruptcy Court approval, will enable the Company to fund, among other things, post-petition trade and employee obligations, as well as the Company's ongoing operating needs, while it begins the restructuring process. Subject to Bankruptcy Court approval, James Cable expects to be able to continue to pay all trade creditors who continue to provide normal trade credit terms in the ordinary course of business.

The Plan is the result of extensive negotiations among the Company, its Lenders, certain significant holders of its 10 3/4% Notes due August 15, 2004 (the "Notes") and certain of the Company's equity interest holders.

The primary purpose of the Plan is to effectuate a restructuring of James Cable and its outstanding indebtedness and resolve James Cable's liquidity problems, thereby enhancing the recoveries for James Cable's creditors and enabling James Cable to continue as a going concern. Another purpose of the Plan is to effectuate a liquidation and dissolution of James Cable Finance, a non-operating wholly-owned subsidiary of James Cable. If the Plan is confirmed, James Cable will reorganize into a limited liability company organized under the laws of the State of Delaware ("Reorganized James Cable"). In addition, pursuant to the Plan, James Cable Finance will be liquidated and the creditors of James Cable Finance, whose only asset is $1,000 of cash, will receive the distributions on account of their claims as described in greater detail in the Disclosure Statement.

The Plan contemplates reducing the principal amount of James Cable's outstanding indebtedness by converting the claims of holders of the Notes ("Note Claims") into equity interests in Reorganized James Cable. In addition, by providing Reorganized James Cable with a

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deleveraged capital structure, the company that results from the restructuring should be positioned favorably to withstand the normal fluctuations in the cable and telecommunications industry. To that end, by offering the holders of Note Claims a significant percentage of the equity of Reorganized James Cable on a post-restructuring basis, the Company intends that these holders will participate in the long-term growth opportunity of Reorganized James Cable's business.

The Plan contemplates the issuance, upon the Effective Date of the Plan, of new equity interests in Reorganized James Cable that will be allocated as follows:
(i) 93%, on a pro rata basis, to holders of the Note Claims; and (ii) the remaining 7%, on a pro rata basis, to the holders of the existing equity interests in James Cable. In addition, certain holders of Note Claims will be able to elect, as an alternative to receiving their pro rata share of the 93% of new equity interests in Reorganized James Cable, to receive $560 per $1,000 principal amount of the Notes held by such holders in cash, on the effective date of the Plan (the "Effective Date"), in full satisfaction of their Note Claims.

The Plan also contemplates that on the Effective Date, the Lenders, on account of their Lenders' Claims, will either (A) retain their liens and security interests and will be paid in accordance with James Cable's pre-petition credit agreement (the "Pre-Petition Credit Agreement"), which will be amended and restated upon the Effective Date of the Plan with the following amendments: (i) the term will be extended for 4 years from the Effective Date of the Plan; (ii) the interest rate applicable to the Loans (as defined in the Pre-Petition Credit Agreement) will be 12%; (iii) prepayment of the Loans during the first calendar year following the Effective Date will bear a 1% premium, during the second calendar year will bear a 5% premium, during the third calendar year will bear a 3% premium and during the fourth calendar year will bear no premium; (iv) provided that the Loans are not paid in full on the Effective Date, the Lenders will receive a payment equal to 2% of the amount of the Loans outstanding on the Effective Date; and (v) financial covenants and similar provisions will be appropriately modified as agreed to by the Lenders and Reorganized James Cable to reflect the post-confirmation financial position of Reorganized James Cable; or (B) will be paid the entire amount of the Lenders' Claims in full, and without premium of any kind.

It is anticipated that if the Plan is confirmed, the Company will emerge from bankruptcy as a private company and will no longer be required to file periodic reports under the Securities Exchange Act of 1934.

The foregoing summary of the Plan and the Disclosure Statement does not purport to be complete and is qualified in its entirety by the more detailed information that appears in the Plan and the Disclosure Statement filed with the Bankruptcy Court. Both the Plan and the Disclosure Statement are subject to Bankruptcy Court confirmation or approval, and each of them may be amended prior to obtaining such approval or confirmation. Any such amendments may have a material impact on certain creditors or parties in interest.

Bankruptcy law does not permit solicitation of acceptances of a plan of reorganization until the Bankruptcy Court approves the applicable disclosure statement relating to such plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor's books and records, that





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would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment. Neither this Current Report on Form 8-K nor the disclosures contained herein are intended to be, and they should not be construed as, a solicitation for a vote on the Plan. The Company will emerge from Chapter 11 if and when the Plan receives the requisite approvals and is confirmed by the Bankruptcy Court.

Information regarding the Company's bankruptcy cases, as well as copies of the filings made by the Company (including the Plan and the Disclosure Statement), can be obtained from the Office of the Clerk of the United States Bankruptcy Court for the Middle District of Georgia, 433 Cherry Street, P.O. Box 1957, Macon, Georgia 31202; telephone: 478-752-3506; facsimile: 478-752-8157;
www.gamb.uscourts.gov.

James Cable owns, operates and develops cable television systems serving rural communities in Oklahoma, Texas, Georgia, Louisiana, Colorado, Wyoming, Tennessee, Alabama and Florida. As of March 31, 2003, it served 64,970 basic subscribers and had more than 8,200 high-speed Internet customers, and more than 3,800 dial-up Internet customers.

                                    * * * * *

From time to time the Company and its representatives may provide information, whether orally or in writing, including certain statements in this Form 8-K Report, which are deemed to be "forward-looking" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Litigation Reform Act"). These forward-looking statements and other information relating to the Company are based on the beliefs of management as well as assumptions made by and information currently available to management.

The words "anticipate," "believe," "estimate," "expect," "if," "intend," "should," "will," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. The Company does not intend to update these forward-looking statements.

In accordance with the provisions of the Litigation Reform Act the Company is making investors aware that such "forward-looking" statements, because they relate to future events, are by their very nature subject to many important factors which could cause actual results to differ materially from those contained in the "forward-looking" statements. Such factors include but are not limited to those described in the Company's Annual Report on Form 10-K under
Item 1 and Item 7.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               JAMES CABLE PARTNERS, L.P.

                               By:   James Communications Partners
                                     General Partner

                               By:   Jamesco, Inc.
                                     Partner


                               By:   /s/ William R. James
                                     --------------------------------------
Date:  June 26, 2003                 William R. James
                                     President

                               By:   James Communications Partners
                                     General Partner

                               By:   DKS Holdings, Inc.
                                     Partner


                               By:   /s/ Daniel K. Shoemaker
                                     --------------------------------------
Date:  June 26, 2003                 Daniel K. Shoemaker
                                     President (Principal financial officer and
                                     chief accounting officer)


                               JAMES CABLE FINANCE CORP.


                               By:   /s/ William R. James
                                     --------------------------------------
Date:  June 26, 2003                 William R. James
                                     President


                               By:   /s/ Daniel K. Shoemaker
                                     --------------------------------------
Date:  June 26, 2003                 Daniel K. Shoemaker
                                     Treasurer (Principal financial officer and
                                     chief accounting officer)